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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): November 4, 2005


                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


                   000-28107                       88-0399260
           (Commission File Number)     (IRS Employer Identification No.)


                   41A AVENUE ROAD, TORONTO, ONTARIO, L4G 6Z8
               (Address of Principal Executive Offices)(Zip Code)


                                 (416) 955-1588
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a012 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(C)under the Exchange
     Act (17 CFR 240.13e-4(c))

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SECTION 8 -- OTHER EVENTS

ITEM 8.01  Other Events


         The Board of Directors of the Company has approved the rescission of the Company's rights offering to existing shareholders and has approved a private placement on the following terms: a total of 50,000,000 to 100,000,000 of the Company's common stock, par value $.0002, at $0.005 per share for an aggregate amount of US$250,000 (Minimum) and US$500,000 (Maximum). Such shares will be offered solely to accredited investors and will be restricted in accord with Rule 144 promulgated under the Securities Act of 1933, as amended. The Shares will be offered during the Subscription Period, which shall mean the period ending on November 21, 2005. The Subscription Period may be extended in the sole discretion of the Company without notice to subscribers for an additional sixty (60) day period.

         The Private Placement is Non Brokered, no agent or intermediate will receive commission or fees from the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OSPREY GOLD CORP.


                                             By: /s/ Georges Benarroch
                                                 ----------------------------
                                                 Georges Benarroch
                                                 President



November 4, 2005